SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 17, 2000


                             MGC Communications Inc.
             (Exact name of Registrant as specified in its charter)

  Nevada                       0-24059                          88-0360042
(State or other                (Commission                   (I.R.S. Employer
jurisdiction of                File Number)               Identification No.)
incorporation)


171 Sully's Trail, Suite 202, Pittsford, NY                          14534
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (716) 218-6550


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                                             2

Item 5. Other Events.

              On April 17, 2000, Mpower Communications Corp. (a/k/a MGC Communications, Inc.), a Nevada corporation ("Mpower"), Mpower Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Mpower ("Merger Sub"), and Primary Network Holdings, Inc., a Delaware corporation ("Primary Network"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). Upon the satisfaction of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Primary Network (the "Merger") and upon consummation of the Merger, Primary Network will be the surviving corporation.

              As of the effective time of the Merger, each issued and outstanding share of common stock, par value $0.001 per share, of Primary Network will be converted into the right to receive 0.02022 shares of common stock, par value $0.001 per share, of Mpower. A copy of the press release issued by Mpower on April 17, 2000 is attached hereto as Exhibit 99.1 and is hereby incorporated by reference in its entirety.

Item 7.  Financial Statements and Exhibits.
-------------------------------------------

      (a)    Financial statements of businesses acquired.

              None.

      (b)    Pro forma financial information.

             None.

      (c)    Exhibits.

             99.1. Press Release issued by Mpower on April 17, 2000.

                                       EXHIBIT INDEX

Exhibit
  No.                  Description
-------
99.1                   Press Release issued by Mpower on April 17, 2000

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MCG COMMUNICATIONS, INC



Date:  April 17, 2000               /s/ Kent F. Heyman
                                    ----------------------------------------
                                    Name: Kent F. Heyman
                                    Title: Vice President and General Counsel

                Mpower Communications to Acquire Primary Network
Provides speed-to-market with strategic collocation facilities and direct sales force

ROCHESTER, NY - April 17, 2000 - Mpower Communications Corp. (Nasdaq:MPWR), a facilities-based provider of broadband data, Internet and telephony services to business customers, today announced a definitive agreement to acquire Primary Network Holdings, one of the largest data-centric communication providers in the Midwest, for $145 million.

Based in St. Louis, Primary Network currently offers integrated data, Internet and voice services primarily to business customers in St. Louis, Kansas City and Springfield, Missouri, and Kansas City, Kansas. Primary Network has 46 revenue ready collocation facilities today with plans to expand to 116 collocations by year-end, which complements Mpower's national expansion strategy.

"This acquisition hits on all cylinders - it provides speed-to-market, DSL equipped collocations, a direct sales force, an outstanding management team and a solid base of business customers," said Mpower Communications President and Chief Executive Officer Rolla P. Huff. "It is value-added and accretive on all measures and accelerates our entry into key Midwest markets by more than six months."

Through the acquisition, Mpower will gain a 60-person strong direct sales force, a broad portfolio of data services and critical bench strength for its Regional teams. All of Primary Network's operational leaders will join Mpower including Rich Phillips, Primary Network's Chief Operating Officer; Tom Hesterman, currently President of Operation Support and Services; and John Alden the company's Senior Vice President of Sales and Marketing.

"We are thrilled with the opportunity to join forces with an organization as strong as Mpower. Rolla and his team have the right strategy, management and technology to provide customers with leading edge solutions today, and the right vision to pioneer tomorrow," said Rich Phillips, Chief Operating Officer of Primary Network. "The combination of these two organizations will allow customers to more quickly realize the benefits of Mpower's advanced services on a nationwide basis."

Mpower will issue 1.4 million shares to Primary Network shareholders, will assume approximately $76 million of net debt, a portion of which will be swapped for additional high-yield bonds to be issued under Mpower's recent high-yield financing indenture, and will account for this transaction as a purchase. The agreement has been approved by the Boards of Directors of both companies and is expected to close in the third quarter. Bear Stearns has provided a fairness opinion to Mpower related to the acquisition.

About Primary Network

Primary Network provides data-centric communications services to business and residential customers in the Midwest. The company offers a variety of services including Digital Subscriber Lines, dedicated access, Internet access, Web hosting, and local and long distance service. Primary has recently started deploying Voice-over-DSL technology to provide long distance phone service to its customers. Primary Network was named #22 on Deloitte & Touche's annual Technology Fast 500 List for 1999, and has been nominated for Computerworld's Smithsonian award for technology innovation. The company's web site address is www.primary.net.

About Mpower Communications Corp.

Mpower Communications (a/k/a MGC Communications, Inc.) is a facilities-based broadband communications provider offering a full range of data, telephony, Internet access and Web hosting services for small and medium-size business customers. The company currently operates in California, Chicago, Atlanta, Southern Florida and Las Vegas. Mpower was recently ranked 12th in the Bloomberg Tech 100 listing of the fastest growing technology companies in the United States based on sales growth for the 1999 fiscal year. Further information about the company can be found at www.mpowercom.com.

Forward-Looking Statements

Certain statements contained in this press release that state Mpower Communications and/or management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. Management wishes to caution the reader these forward-looking statements are not historical facts and are only estimates or predictions. Actual results may differ materially as a result of risks and uncertainties including, but not limited to, projections of future sales, returns on invested assets, regulatory approval processes, market conditions and other risks detailed from time to time in Mpower's Securities and Exchange Commission filings.

Mpower Conference Call
Mpower has scheduled a conference call for later this morning to discuss its acquisition of Primary Network.
Date:    Monday, April 17, 2000
Time:    10:00 a.m. (Eastern Time)
Participants:    Rolla P. Huff, President and Chief Executive Officer
                 Michael R. Daley, Executive Vice President and Chief Financial
                 Officer
Conference Call Number:  800-348-6379

A replay of the conference call will be available from April, 17, 2000 at 12:00 p.m. through Monday, April 24, 2000 at 12:00 p.m. by dialing 800-633-8284. The reservation number for the replay is #14983126.

For more information contact:

David S. Clark                                 Michele D. Sadwick
SVP Investor Relations                         VP Corporate Communications
Mpower Communications                          Mpower Communications
716.218.6559                                   716.218.6542
dclark@mpowercom.com                           msadwick@mpowercom.com

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